UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

ANTERO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number

1615 Wynkoop Street

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                   Results of Operations and Financial Condition

On October 31, 2018, Antero Resources Corporation (“Antero”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing its financial and operational results for the quarter ended September 30, 2018. The press release contains certain non-GAAP financial information. The reconciliation of such information to GAAP financial measures is included in the release.

The information in this Current Report, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 8.01                   Other Events.

To the extent required by law, the information included in Item 2.02 of this Form 8-K is incorporated into this Item 8.01.

NO OFFER OR SOLICITATION

This Current Report relates to a proposed business combination transaction (the “Transaction”) between Antero Midstream GP LP (“AMGP”) and Antero Midstream Partners LP (“Antero Midstream”). This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION

Antero, AMGP, Antero Midstream and the directors and executive officers of AMGP and Antero Midstream’s respective general partners and of Antero may be deemed to be participants in the solicitation of proxies in respect to the Transaction.

Information regarding the executive officers and directors of Antero is contained in Antero’s 2018 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2018 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Antero’s website at http://www.anteroresources.com. Information regarding the directors and executive officers of Antero Midstream’s general partner is contained in Antero Midstream’s 2018 Annual Report on Form 10-K filed with the SEC on February 13, 2018, and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Antero Midstream’s website at http://www.anteromidstream.com. Information regarding the executive officers and directors of AMGP’s general partner is contained in AMGP’s 2018 Annual Report on Form 10-K filed with the SEC on February 13, 2018 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing AMGP’s website at http://www.anteromidstreamgp.com.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above.

FORWARD LOOKING STATEMENTS

This Current Report includes “forward-looking statements.”  Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond Antero’s control. All statements, except for statements of historical fact, made in this Current Report regarding activities, events or developments Antero expects, believes or anticipates will or may occur in the future, such as those regarding the expected sources of funding and timing for completion of the share repurchase program if at all, statements regarding the Transaction, including the expected consideration to be received in connection with the closing of the Transaction, future commodity prices, future production targets, completion of natural gas or natural gas liquids transportation projects, future earnings, Stand-Alone Adjusted EBITDAX, Stand-Alone Adjusted Operating Cash Flow, Free Cash Flow, leverage targets, future capital spending plans, improved and/or increasing capital efficiency, continued utilization of existing infrastructure, gas marketability, estimated realized natural gas, natural gas liquids and oil prices, acreage quality, access to multiple gas markets, expected drilling and development plans (including the number, type, lateral length and location of wells to be drilled, the number and type of drilling rigs and the number of wells per pad), projected well costs, future financial position, future technical improvements and future marketing opportunities, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All forward-looking statements speak only as of the date of this Current Report. Although Antero believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

Antero cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the Antero’s control, incident to the exploration for and development, production, gathering and sale of natural gas, natural gas liquids and oil. These risks include, but are not limited to, the expected timing and likelihood of completion of the Transaction, commodity price volatility, inflation, lack of availability of drilling and production equipment and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating natural gas and oil reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, and the other risks described under the heading “Item 1A. Risk Factors” in Antero’s Annual Report on Form 10-K for the year ended December 31, 2017.

Item 9.01                   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
99.1	Antero Resources Corporation press release dated October 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

By:	/s/ Glen C. Warren, Jr.
Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: October 31, 2018